                                                               SUB-ITEM 77 Q1(E)

                            MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.


          AIM  COUNSELOR  SERIES  TRUST (INVESCO  COUNSELOR  SERIES  TRUST)
          AIM  EQUITY  FUNDS  (INVESCO  EQUITY  FUNDS)
          AIM  FUNDS  GROUP  (INVESCO  FUNDS  GROUP)
          AIM  GROWTH  SERIES  (INVESCO  GROWTH  SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM  TAX-EXEMPT  FUNDS  (INVESCO  TAX-EXEMPT FUNDS)
          AIM  TREASURER'S  SERIES  TRUST  (INVESCO  TREASURER'S  SERIES  TRUST)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

          By: /s/  John  M.  Zerr
             ------------------------------
             Title: Senior  Vice  President

          INVESCO  ADVISERS,  INC.

          By: /s/  John  M.  Zerr
              ----------------------------
              Title: Senior  Vice  President

                         EXHIBIT A TO ADVISORY FEE MOA

 AIM EQUITY FUNDS
 (INVESCO EQUITY                                                                              EXPIRATION
     FUNDS)                         WAIVER DESCRIPTION                     EFFECTIVE DATE        DATE
-------------------   -----------------------------------------------      --------------     ----------
Invesco Charter       Invesco will waive advisory fees to the extent        1/1/2005          12/31/2012
Fund                  necessary so that advisory fees Invesco
                      receives do not exceed the annualized rates
                      listed below.
                      0.75% of the first $150M
                      0.615% of the next $4.85B
                      0.57% of the next $2.5B
                      0.545% of the next $2.5B
                      0.52% of the excess over $10B
Invesco               Invesco will waive advisory fees to the extent        3/27/2006        12/31/2012
Constellation Fund    necessary so that advisory fees Invesco
                      receives do not exceed the annualized rates
                      listed below.
                      0.695% of the first $250M
                      0.615% of the next $4B
                      0.595% of the next $750M
                      0.57% of the next $2.5B
                      0.545% of the next $2.5B
                      0.52% of the excess over $10B

 AIM TAX-EXEMPT
FUNDS (INVESCO TAX-                                                                       EXPIRATION
 EXEMPT FUNDS)                        WAIVER DESCRIPTION                 EFFECTIVE DATE     DATE
-------------------    -----------------------------------------------   --------------   ----------
Invesco Van Kampen     Invesco will waive advisory fees in the amount     2/12/2010       6/30/2012
Intermediate Term      of 0.10% of the Fund's average daily net
Municipal Income       assets
Fund
Invesco Van Kampen     Invesco will waive advisory fees in the amount        2/12/2010    6/30/2012
New York Tax Free      of 0.25% of the Fund's average daily net
Income Fund            assets

 AIM TREASURER'S
 SERIES TRUST
(INVESCO TREASURER'S                                                                      EXPIRATION
  SERIES TRUST)                         WAIVER DESCRIPTION               EFFECTIVE DATE      DATE
-------------------     ----------------------------------------------   --------------   ----------
Premier Portfolio       Invesco will waive advisory fees in the amount     2/1/2011       1/31/2012
                        of 0.07% of the Fund's average daily net
                        assets
Premier U.S.            Invesco will waive advisory fees in the amount      2/1/2011      1/31/2012
Government Money        of 0.07% of the Fund's average daily net
Portfolio               assets

  AIM VARIABLE
INSURANCE FUNDS
(INVESCO VARIABLE                                                                          EXPIRATION
 INSURANCE FUNDS)                       WAIVER DESCRIPTION                EFFECTIVE DATE      DATE
-------------------      ----------------------------------------------   --------------   ----------
Invesco V. I. Capital    Invesco will waive advisory fees to the extent     1/1/2005       4/30/2012
Development Fund         necessary so that advisory fees Invesco
                         receives do not exceed the annualized rates
                         listed below.
                         0.745% of the first $250M
                         0.73% of the next $250M
                         0.715% of the next $500M
                         0.70% of the next $1.5B
                         0.685% of the next $2.5B
                         0.67% of the next $2.5B
                         0.655% of the next $2.5B
                         0.64% of the excess over $10B

                                                               SUB-ITEM 77 Q1(E)

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                EFFECTIVE DATE    COMMITTED UNTIL
----------                                             -----------------   ---------------
Invesco California Tax-Free Income Fund                February 12, 2010   June 30, 2012
Invesco Core Plus Bond Fund                              June 2, 2009      June 30, 2012
Invesco Dividend Growth Securities Fund                February 12, 2010   June 30, 2012
Invesco Equally-Weighted S&P 500 Fund                  February 12, 2010   June 30, 2012
Invesco Floating Rate Fund                               July 1, 2007      June 30, 2012
Invesco S&P 500 Index Fund                             February 12, 2010   June 30, 2012
Invesco Select Real Estate Income Fund                   July 1, 2007      June 30, 2012
Invesco Structured Core Fund                             July 1, 2007      June 30, 2012
Invesco Van Kampen American Franchise Fund             February 12, 2010   June 30, 2012
Invesco Van Kampen Equity and Income Fund              February 12, 2010   June 30, 2012
Invesco Van Kampen Growth and Income Fund              February 12, 2010   June 30, 2012
Invesco Van Kampen Pennsylvania Tax Free Income Fund   February 12, 2010   June 30, 2012
Invesco Van Kampen Small Cap Growth Fund               February 12, 2010   June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                           EFFECTIVE DATE   COMMITTED UNTIL
---------------------------------   --------------   ---------------
Invesco Capital Development Fund     July 1, 2007     June 30, 2012
Invesco Charter Fund                 July 1, 2007     June 30, 2012
Invesco Constellation Fund           July 1, 2007     June 30, 2012
Invesco Disciplined Equity Fund     July 14, 2009     June 30, 2012
Invesco Diversified Dividend Fund    July 1, 2007     June 30, 2012
Invesco Summit Fund                  July 1, 2007     June 30, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)


FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----------------------------------------   --------------   ---------------
Invesco European Small Company Fund         July 1, 2007     June 30, 2012
Invesco Global Core Equity Fund             July 1, 2007     June 30, 2012
Invesco International Small Company Fund    July 1, 2007     June 30, 2012
Invesco Small Cap Equity Fund               July 1, 2007     June 30, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
-------------------------------------   ----------------    ---------------
Invesco Convertible Securities Fund     February 12, 2010    June 30, 2012
Invesco Global Equity Fund                July 1, 2007       June 30, 2012
Invesco Mid Cap Core Equity Fund          July 1, 2007       June 30, 2012
Invesco Small Cap Growth Fund             July 1, 2007       June 30, 2012
Invesco Van Kampen Leaders Fund         February 12, 2010    June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund   February 12, 2010    June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
------------------------------------------   --------------   ---------------
Invesco Asia Pacific Growth Fund              July 1, 2007     June 30, 2012
Invesco European Growth Fund                  July 1, 2007     June 30, 2012
Invesco Global Growth Fund                    July 1, 2007     June 30, 2012
Invesco Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2012
Invesco International Growth Fund             July 1, 2007     June 30, 2012
Invesco International Core Equity Fund        July 1, 2007     June 30, 2012

                         AIM  INVESTEMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL
---------------------------------------------------------                   -------------------     -----------------
Invesco Balanced-Risk Allocation Fund(3)                                       May 29, 2009           June 30, 2012
Invesco Balanced-Risk Commodity Strategy Fund**                              November 29, 2010        June 30, 2012
Invesco China Fund                                                             July 1, 2007           June 30, 2012
Invesco Commodities Strategy Fund***                                         February 12, 2010        June 30, 2012
Invesco Developing Markets Fund                                                July 1, 2007           June 30, 2012
Invesco Emerging Markets Equity Fund                                           May 11, 2011           June 30, 2012
Invesco Emerging Market Local Currency Debt Fund                               June 14, 2010          June 30, 2012
Invesco Endeavor Fund                                                          July 1, 2007           June 30, 2012
Invesco Global Advantage Fund                                                February 12, 2010        June 30, 2012
Invesco Global Health Care Fund                                                July 1, 2007           June 30, 2012
Invesco International Total Return Fund                                        July 1, 2007           June 30, 2012
Invesco Pacific Growth Fund                                                  February 12, 2010        June 30, 2012
Invesco Small Companies Fund                                                   July 1, 2007           June 30, 2012
Invesco Van Kampen Global Tactical Asset Allocation Fund                     February 12, 2010        June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                      EFFECTIVE DATE     COMMITTED UNTIL
--------------------------------------   -----------------   ---------------
Invesco Dynamics Fund                      July 1, 2007       June 30, 2012
Invesco Global Real Estate Fund            July 1, 2007       June 30, 2012
Invesco High Yield Fund                    July 1, 2007       June 30, 2012
Invesco High Yield Securities Fund       February 12, 2010    June 30, 2012
Invesco Limited Maturity Treasury Fund     July 1, 2007       June 30, 2012
Invesco Money Market Fund                  July 1, 2007       June 30, 2012
Invesco Municipal Bond Fund                July 1, 2007       June 30, 2012
Invesco Real Estate Fund                   July 1, 2007       June 30, 2012
Invesco Short Term Bond Fund               July 1, 2007       June 30, 2012
Invesco U.S. Government Fund               July 1, 2007       June 30, 2012
Invesco Van Kampen Corporate Bond Fund   February 12, 2010    June 30, 2012

------------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                               SUB-ITEM 77 Q1(E)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE     COMMITTED UNTIL
-------------------------------------------   -----------------   ---------------
Invesco Energy Fund                             July 1, 2007       June 30, 2012
Invesco Gold & Precious Metals Fund             July 1, 2007       June 30, 2012
Invesco Leisure Fund                            July 1, 2007       June 30, 2012
Invesco Technology Fund                         July 1, 2007       June 30, 2012
Invesco Technology Sector Fund                February 12, 2010    June 30, 2012
Invesco U.S. Mid Cap Value Fund               February 12, 2010    June 30, 2012
Invesco Utilities Fund                          July 1, 2007       June 30, 2012
Invesco Value Fund                            February 12, 2010    June 30, 2012
Invesco Van Kampen American Value Fund        February 12, 2010    June 30, 2012
Invesco Van Kampen Comstock Fund              February 12, 2010    June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund        February 12, 2010    June 30, 2012
Invesco Van Kampen Small Cap Value Fund       February 12, 2010    June 30, 2012
Invesco Van Kampen Value Opportunities Fund   February 12, 2010    June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL
-----------------------------------------------------   -----------------   ---------------
Invesco High Income Municipal Fund                        July 1, 2007       June 30, 2012
Invesco Tax-Exempt Cash Fund                              July 1, 2007       June 30, 2012
Invesco Tax-Free Intermediate Fund                        July 1, 2007       June 30, 2012
Invesco Van Kampen High Yield Municipal Fund            February 12, 2010    June 30, 2012
Invesco Van Kampen Intermediate Term Municipal Income
       Fund                                             February 12, 2010    June 30, 2012
Invesco Van Kampen Municipal Income Fund                February 12, 2010    June 30, 2012

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                       EFFECTIVE DATE     COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco V.I. Balanced-Risk Allocation Fund****             December 22, 2010   June 30, 2012
Invesco V.I. Basic Value Fund                                July 1, 2007      June 30, 2012
Invesco V.I. Capital Appreciation Fund                       July 1, 2007      June 30, 2012
Invesco V.I. Capital Development Fund                        July 1, 2007      June 30, 2012
Invesco V.I. Core Equity Fund                                July 1, 2007      June 30, 2012
Invesco V.I. Diversified Income Fund                         July 1, 2007      June 30, 2012
Invesco V.I. Dividend Growth Fund                         February 12, 2010    June 30, 2012
Invesco V.I. Global Health Care Fund                         July 1, 2007      June 30, 2012
Invesco V.I. Global Real Estate Fund                         July 1, 2007      June 30, 2012
Invesco V.I. Government Securities Fund                      July 1, 2007      June 30, 2012
Invesco V.I. High Yield Fund                                 July 1, 2007      June 30, 2012
Invesco V.I. High Yield Securities Fund                   February 12, 2010    June 30, 2012
Invesco V.I. International Growth Fund                       July 1, 2007      June 30, 2012
Invesco V.I. Leisure Fund                                    July 1, 2007      June 30, 2012
Invesco V.I. Mid Cap Core Equity Fund                        July 1, 2007      June 30, 2012
Invesco V.I. Money Market Fund                               July 1, 2007      June 30, 2012
Invesco V.I. S&P 500 Index Fund                           February 12, 2010    June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted S&P 500
       Fund                                               February 12, 2010    June 30, 2012
Invesco V.I. Small Cap Equity Fund                          July 1, 2007       June 30, 2012
Invesco V.I. Technology Fund                                July 1, 2007       June 30, 2012
Invesco V.I. Utilities Fund                                 July 1, 2007       June 30, 2012

--------------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

FUND                                                       EFFECTIVE DATE     COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco Van Kampen V.I. Capital Growth Fund                February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Comstock Fund                      February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund             February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund           February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund             February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund                February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund                 February 12, 2010   June 30, 2012

                          SHORT-TERM INVESTMENTS TRUST

FUND                                EFFECTIVE DATE   COMMITTED UNTIL
---------------------------------   --------------   ---------------
Government TaxAdvantage Portfolio    July 1, 2007     June 30, 2012
STIC Prime Portfolio                 July 1, 2007     June 30, 2012
Treasury Portfolio                   July 1, 2007     June 30, 2012